UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 28, 2016
Date of earliest event reported: January 27, 2016

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 764-1045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On January 27, 2016, the Company issued a press release announcing the successful completion of the Company's previously disclosed rights offering which included a subtitle heading stating the Company had regained NYSE MKT Compliance.  As explained in the body of the press release, the Company has submitted a plan to the NYSE MKT to resolve the compliance issue and if the plan is able to be executed, then the Company will satisfy the Exchange’s minimum requirements and regain compliance. When the Company issued the press release, it believed the plan had been accepted by the NYSE MKT; however, the NYSE MKT has not yet formally issued its approval.  The Company will issue a new press release when it receives the NYSE MKT’s formal response to the plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: January 28, 2016	By:	/s/ Henry Dubois
Henry Dubois, President